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                                                                    Exhibit 23.2



                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Howmet International Inc. (the "Company") of our report dated July 11, 1996 which appears on page A-1 of the Company's Annual Report on Form 10-K for the year ended December 31, 1997.




PRICE WATERHOUSE


Bristol, United Kingdom
April 15, 1998






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